Exhibit 99.2

 1  © 2024 PDS Biotechnology. All Rights Reserved.  Transforming How the Immune System Targets and Fights Cancer to Promote Survival  Precision Designed Science For Immunotherapy  NASDAQ: PDSB  November 2024

 Forward-Looking Statements  2  This communication contains forward-looking statements (including within the meaning of Section 27E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the "Company") and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company's management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions and include words such as "may," "will," "should," "would," "expect," "anticipate," "plan," "likely," "believe," "estimate," "project,“ "intend," "forecast," "guidance", "outlook“ and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company's ability to protect its intellectual property rights; the Company's anticipated capital requirements, including the Company's anticipated cash runway and the Company's current expectations regarding its plans for future equity financings; the Company's dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company's operations or require the Company to relinquish rights to the Company's technologies or product candidates; the Company's limited operating history in the Company's current line of business, which makes it difficult to evaluate the Company's prospects, the Company's business plan or the likelihood of the Company's successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for PDS01ADC, Versamune® HPV and other Versamune® and lnfectimune® based product candidates; the future success of such trials; the successful implementation of the Company's research and development programs and collaborations, including any collaboration studies concerning PDS01ADC, Versamune® HPV and other Versamune® and lnfectimune® based product candidates and the Company's interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company's product candidates; the success, timing and cost of the Company's ongoing clinical trials and anticipated clinical trials for the Company's current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company's ability to fully fund its disclosed clinical trials, which assumes no material changes to the Company's currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company's ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; to aid in the development of the Versamune® platform; and other factors, including legislative, regulatory, political and economic developments not within the Company's control. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company's annual, quarterly and periodic reports filed with the Securities and Exchange Commission (“SEC”). The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offer to sell or the solicitation of an offer to buy any securities of the Company will be made by means of a prospectus supplement. This presentation may not be reproduced, forwarded to any person or published, in whole or in part. The Company has filed a registration statement on Form S-3 on August 24, 2022. The offering will be made only by means of a prospectus supplement that forms a part of such registration statement. A prospectus supplement relating to the offering will be filed by the Company with the SEC. You can obtain these documents, when available, for free by visiting EDGAR on the SEC's website at www.sec.gov.  Versamune® and lnfectimune® are registered trademarks of PDS Biotechnology Corporation.  KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA.

 Late-Stage Head and Neck Cancer Program as Value Catalyst  Potent Long-Lasting “Memory” T Cells  High-Value Lead Program with strong KOL support  Promising Multi-Country Phase 2 Data  Phase 3 Study  30 months Overall Survival (mOS)  77% Disease Control Rate (DCR)  Well Tolerated: 9% Grade 3, 1% Grade 4 Treatment Related AE  Targeted immunotherapy in HPV16-positive Recurrent and/or Metastatic Head & Neck Squamous Cell Carcinoma (R/M HNSCC)  Fast Track designation for Versamune® HPV in R/M HNSCC  Alignment with FDA on Phase 3 study design  Study targeted to start in Q1 2025  2  Induction of right type and quantity of potent tumor-accumulating killer T cells observed in comprehensive preclinical and human studies

 Significant and Growing Market Potential in HPV16-positive HNSCC  HPV16 to Drive Increased HNSCC Incidence Rates & Exceed 50% of all HNSCC by mid 2030s1  Current US annual incidence of HPV16+ HNSCC = 18,200 (~35-40% of all HNSCC)2-3  Incidence of locally advanced, unresectable, metastatic HPV16+ HNSCC = 13,6004-6  Versamune® HPV US Market Potential = $2-3B7  EU HPV+ HNSCC incidence and trends similar to US  2

# Approx. 13,600 US Patients Annually with Advanced HPV16+ HNSCC

## Epidemiology-Based Estimate of Addressable Population: HNSCC*[7]



Oropharyngeal Cancer (OPC)
Growing Market – Key Opportunity
~20,805
U.S. Oropharyngeal Cancer in 2024
~14,800 (70%)
U.S. HPV Positive
~12,300 (83%)
HPV16 Genotype
~10,300 (84%)
Locally Advanced, Unresectable and Metastatic



Other HNSCC (non-OPC)**
Focus of bi-specific EGFR Inhibitors
~32,500
U.S. Other Head and Neck Cancers
~7,200 (22%)
U.S. HPV Positive
~5,900 (82%)
HPV16 Genotype
~3,300 (56%)
Locally Advanced, Unresectable and Metastatic

*ICD-O-3 site codes C01.9, C02.4, C02.8, C05.1, C05.2, C09.0, C09.1, C09.8, C09.9, C10.0, C10.1, C10.2, C10.3, C10.4, C10.8, C10.9, C14.0, C14.2, and C14.8;

**Other head and neck cancers include sinonasal, oral cavity, laryngeal, and nasopharyngeal with calculations based on weighted average with share of total head and neck cancers

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# HPV16-Positive HNSCC

## Virally driven HNSCC increasingly seen as a distinct and rapidly growing type of cancer

- HPV16 virus integrated into the human genome
- HPV-positive HNSCC has different presentation and tumor physiology[8]
  - Recurrent patients have distant metastases at multiple sites and poor clinical outcomes
- HPV16 infection may lead to persistent expression of oncoproteins E6 and E7 causing cancer
- Targeting HPV16 virally infected tumor cells is a potentially effective therapeutic strategy
- Versamune® HPV designed to generate T cells to target HPV16 E6 and E7

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# Significant Unmet Needs Remain in Recurrent or Metastatic HNSCC

## Standard of Care for Recurrent or Metastatic HNSCC – Published Results[9]

| | KEYTRUDA® | KEYTRUDA® Plus Chemo | Chemotherapy + EGFR Inhibitor |
|---|---|---|---|
| **Objective Response Rate (ORR)** | 19% | 36% | 35% |
| **Progression Free Survival (PFS)** | 3.2 mos | 5.0 mos | 5.0 mos |
| **Median Overall Survival (OS)** | 12.3 mos | 13.6 mos | 10.3 mos |
| **Treatment Related Grade 3+ Toxicities** | 17% | 72% | 69% |

## Oncologist[7] – Stated Unmet Medical Needs in HNSCC

- **HPV-Specificity:** Need Targeted treatment option to address the growing population of HPV16-positive HNSCC and improve outcomes
- **Improved Survival:** Need Novel MOA that provides enhanced survival
- **Improved Durability:** Need Novel MOA that is clinically effective in broad patient population and provides more durable (long-term) responses.
- **Improved Safety:** Need Safe treatments that may be used with or in place of current standard of care and chemotherapy

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 Controlled Clinical Study Treatment Outcomes in Recurrent and/or Metastatic HNSCC Similar Between HPV+ and HPV- Patients  KEYNOTE-048: Similar OS hazard ratio reported in HPV+ & HPV- patients10  2

 9  Versamune® HPV may Address Significant Unmet Need in R/M HNSCC  19%  35%  0%  20%  10%  30%  40%  ORR PFS OS  3.2  5.1  6.0  5.0  4.0  3.0  2.0  1.0  0.0  Months  12.3  10.4  0.0  5.0  10.0  15.0  Months  KEYNOTE-0489  Pembrolizumab  EGFR antibody (cetuximab) + chemotherapy   25%   46% 8.0  50%  40%  30%  20%  10%  0%  ORR  2.8  7.0  0.0  2.0  6.0  4.0  PFS  Months  15.0  20.0 17.9  15.0  10.0  0.0  5.0  OS  Months  LEAP-01011  Pembrolizumab  Pembrolizumab  + lenvatinib  Improved ORR and PFS Have Not Resulted in Improved Patient Survival  ORR = Objective Response Rate; PFS = Progression Free Survival; OS = Overall Survival

# VERSATILE-002: A Global Phase 2 Study of Versamune® HPV and Pembrolizumab in Subjects with HPV16+ Recurrent/Metastatic HNSCC

## Study Evaluating Effects of Versamune® HPV Attributes on Clinical Responses

| Partner | Study Treatment | Key Entry Criteria for ICI Naïve Subjects | Study Design | Endpoints |
|---|---|---|---|---|
| MERCK<br>***Fast Track Designation*** | **Versamune® HPV**<br>**5 doses:** 1 mL **Subcutaneous injection** at Cycles 1, 2, 3, 4 & 12)<br>**Pembrolizumab (KEYTRUDA®)**<br>200mg IV Q3W up to 35 Cycles (2 years) | Recurrent or metastatic HNSCC<br>≥18 years of age<br>HPV16-Positive tumor<br>Combined positive score (CPS) ≥1 | Open-label, non-randomized, adaptive design study<br>31 sites in US and EU<br>2 Cohorts:<br>• ICI Naïve<br>• ICI Resistant<br>***Enrollment complete*** | **Primary:**<br>Best overall response (BOR) of confirmed complete response (CR) or confirmed partial response (PR) per RECIST v1.1<br>**Key Secondary:**<br>Overall Survival (OS)<br>Progression Free Survival (PFS) per RECIST v1.1<br>Safety and tolerability |

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 11  VERSATILE-002: Most Patients Had Recurrent Disease and CPS Score 1-19  Historical Responses  Published data reports lower ORR, PFS and OS with pembrolizumab in patients with CPS 1-19 vs. CPS ≥ 2013  Published data reports lower responses in patients with recurrent disease  Lower pembrolizumab responses  No controlled or comparative studies have been conducted between checkpoint inhibitors and Versamune® HPV  Key Demographics and Treatment Exposure12  Demographic/Baseline Characteristic  Efficacy Population (N=53)  Age, Median (Min, Max)  64.0 (46, 83)  Sex, n (%) Male Female  49 (92.5)  4 (7.5)  Race, n (%) Asian  Black or African American White  Other  1 (1.9)  1 (1.9)  50 (94.3)  1 (1.9)  ECOG, n (%) 0  1  30 (56.6)  23 (43.4)  CPS, n (%)  1–19  32 (60.4)  ≥20 21 (39.6)  Prior Therapy*, n (%) No Prior Therapy Chemotherapy Only  Chemotherapy + Radiation Therapy  10 (18.9)  3 (5.7)  40 (75.5)

 12  Percent Change from Baseline in Target Lesions  25  0  -25  -50  -75  50  75  100  -100  CPS Group  1-19  ≥20  -125  CPS Group  9.4%  26.4%  41.5%  17.0%  Response  Complete Response (CR) 5/53 Partial Response (PR) 14/53 Stable Disease (SD) 22/53 Progressive Disease (PD) 9/53 Treatment Ongoing  Confirmed Objective Response Rate (ORR) Based on Investigator Assessment Per RECIST v1.1  Best Percentage Change from Baseline in Target Lesions (mITT population)  11/53 (21%) of patients had 90-100% tumor shrinkage  Versamune® HPV: Deep Tumor Regression Occurred Independent of Patient CPS Score; Confirmed Disease Control Rate was 77.4%12

 13  Extended Disease Control Observed in Majority of Patients12  Based on Investigator Assessment Per RECIST v1.1  Best Percentage Change from Baseline in Target Lesions  Promising Long-Lasting Immune Response with CR, PR and SD Maintained Long-Term  Percent Change from Baseline in Target Lesions  0  2  4  6  8  16  18  20  22  24  1  3  5  7  9  10 11 12 13 14  Time of Assessment (Months)  15  17  19  21  23  25  0  -25  -50  -75  -100  -125  200  175  150  225  100  75  50  125  Response  Complete Response Partial Response Stable Disease Progressive Disease Treatment Ongoing

 14  Survival Fraction  0  2  4  6  8  10  12  14  16  18  20  22  24  26  28  30  32  34  36  0.4  0.6  0.8  1.0  Censored ‒ Discontinued (N=8)  Censored ‒ Ongoing (N=27)  0.2  Median OS, months (95% CI) = 30.0 (19.7, NE) Median follow up (months) = 16  0.0  Discontinued: N=2 Lost to follow up; N=6 withdrawn consent; Ongoing: Patients ongoing and awaiting next clinical assessment  Median Overall Survival of 30 Months12  Multiple Patients Approaching 3 Years of Survival  53 (0)  50 (3)  46 (6)  42 (8)  40 (8)  37 (10)  34 (11)  32 (11)  23 (13)  20 (13)  16 (15)  14 (15)  9 (16)  8 (16)  7 (16)  5 (18)  3 (18)  1 (18)  0 (18)  Number at Risk

 15  Versamune® HPV plus pembrolizumab Appears to be well Tolerated14  Protocol stipulates 5 subcutaneous injections of Versamune® HPV: 4 injections over 2 months and a final injection after an additional 6 months  *Grade 3 Combination-TRAE were: Fatigue (2), Rash, Alanine aminotransferase increased, Blood alkaline phosphatase increased, Lymphocyte count decreased, Autoimmune colitis, Colitis, Headache, Acute kidney injury, Hyponatremia, Hyperglycemia,  **Grade 4 Combination-TRAE: encephalitis (case recorded approx. one year after last Versamune® HPV dose)  * TRAE = Treatment Related Adverse Event  8/87 (9%) Patients had a Grade 3 TRAE*; 1/87 (1%) had a Grade 4 TRAE**  TRAEs by Grade  n (%)  Any Combination TRAE  76 (87.4)  Grade 1  40 (46.0)  Grade 2  26 (29.9)  Grade 3  8 (9.2)  Grade 4  1 (1.1)  Grade 5  0  Non-Injection Site TRAEs ≥ 5%  n (%)  Fatigue  30 (34.5)  Headache  13 (14.9)  Diarrhea  10 (11.5)  Pruritis  9 (10.3)  Rash  7 (8.0)  Malaise  6 (6.9)  Pyrexia  6 (6.9)  Pain  5 (5.7)  Cough  5 (5.7)

 VERSATILE-002 Summary of Results12  16  Study has met primary ORR endpoint by RECIST v1.1 in ICI naïve patients  ORR by Investigator Assessment: 36% (CPS ≥1) and 48% (CPS ≥20)  21% of patients had 90-100% shrinkage of their tumors  Versamune® HPV + KEYTRUDA® may significantly impact DCR and OS in first line treatment of recurrent/metastatic HPV16 positive head and neck cancer  Median OS of 30 months in patients with CPS ≥1  DCR of 77.4% in patients with CPS ≥1  Therapy appears to be well tolerated  Biomarker and clinical data suggests that Versamune® HPV induces the right type and quantity of potent tumor targeting memory T cells that promote patient survival

 VERSATILE-003 First Line Recurrent/Metastatic HNSCC Study Design  Interim Analysis 1 Possible Early Approval  Study Start  Versamune® HPV + Pembrolizumab  Pembrolizumab  Aligned with FDA on Study Design and Initiation  Patient Recruitment  Patient Recruitment  Survival Follo  w-up  Survival Follo  w-up  Key Eligibility Criteria  HPV16-positive HNSCC  CPS ≥1  ≥18 years of age  ECOG 0-1  Secondary Endpoints  Objective Response Rate (ORR)  Disease Control Rate (DCR)  Duration of Response (DoR)  Progression Free Survival (PFS)  Randomized controlled trial  N = 351  2:1 randomization  Primary Endpoint  Overall Survival (OS)  16  Final Analysis  Interim Analysis 2 Possible Early Approval

 CRO engaged in site selection and preparation, investigator agreements, etc.  Approximately 100 sites  Site locations: US, UK, EU, Latin America  18 months estimated time to full enrollment  2 interim analyses for OS following event triggers  16  VERSATILE-003 Trial Implementation

 VERSATILE-002: Durable Anti-Tumor Immune Response Observed  Improving Responses with Time and Sustained Survival  Objective Response Rate (ORR)  Patients with Tumor Shrinkage of 90-  100%  Patients with Complete Responses (CR)  Disease Control Rate (DCR)  Median Overall Survival  May 2023 (N=34)15  26%  6%  3%  70%  Not Estimable  November 2023 (N=53)16  34%  21%  7.5%  77%  30 months  May 2024 (N=53)12  36%  21%  9.4%  77%  30 months  By promoting potent killer T cells and memory T cells, Versamune® HPV is designed to enable a durable attack on the cancer, leading to potential tumor shrinkage and survival  Time  16

 20  Versamune® HPV Biomarker Studies (CD8+ T Cells)  Long-Term Tumor Infiltration and Accumulation of Multi-functional CD8+ T Cells  Stage III and IV locally advanced cervical cancer patients treated with Versamune® HPV and chemoradiotherapy  Increase in CD8 T cells in the tumor observed Day 0 to Week 24 - Supports durable responses  91.7% clearance of ctDNA at Week 5 vs 53.1% clearance with CRT alone18 - Supports long-term benefit  ORR of 100% reported in the first 8 patients, 0% disease recurrence or disease-related deaths in 1-year follow-up  40  35  30  25  20  15  10  5  0  0  5  10  15  20  25  30  T0  T1  T2  T3  T4  T4B  T5  Brush Granzyme B (% CD8)  HPV16 Copies/ml Plasma  Week 3  Time  Brush GrsnB+ % CD8  HPV16 Copies/ml Plasma  Quantity of killer T cells that infiltrated the patient’s tumors  Quantity of HPV+ tumor cell DNA circulating in patient blood  Clinical: CD8 T Cell Accumulation in Tumor Correlated with Elimination of Circulating Cancer Cells (ctDNA)17  Representative Plot from a Single Patient  Week 24  Baseline  Radiation Oncology Dept. Univ. of Texas MD Anderson Cancer Center

 21  KEYTRUDA® & Versamune® HPV Were Both Independently Studied in Locally Advanced Cervical Cancer in Combination with CRT  Versamune® HPV: Compelling Evidence of Survival Benefit  *No head-to-head studies have been done between Keytruda and Versamune® HPV  3  C (P  KEYTRUDA®  Published KEYNOTE-A1819  Versamune® HPV  IMMUNOCERV Trial20  6-months OS Rate  82.6%  100% with 5/5 doses  84.2% with ≥ 2/5 doses  omplete Response ET Scan)  N/A  88% with ≥ 2/5 doses

# Versamune® HPV Biomarker Preclinical Studies (Memory T Cells)

## Memory T cells Promoted Immune Surveillance and Prevented Re-establishment of Cancer

**CD8 T Cells Attacked the Cancer Leading to Tumor Eradication & Memory T Cells Prevented Re-establishment[21]**



Versamune® HPV Treated
Secondary Tumor
Primary Tumor
1750
1500
1250
1000
750
500
250
0
0 10 20 30 40 50 60 70 80 90
Time (Days)
Day 12
Treatment
Day 50
TC-1 HPV16+
Tumor Cells Injected
njected
Day 0

- *Day 0:* HPV16+ TC1 tumor cells were injected into mice
- *Day 12:* Resulting tumors had a size of ~250mm³ (volume)
- *Day 12*: A group of the mice received a single injection of Versamune® HPV
- *Day 25:* All treated mice had complete regression of their tumors
- *Day 50:* 2 sets of mice were injected with the TC1 tumor cells
  - Set 1: Mice previously treated with Versamune® HPV
  - Set 2: Naïve mice NOT previously treated with Versamune® HPV
- **Only the mice that had been previously treated with Versamune® HPV were protected against the cancer with no tumor growth**

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 NCI-Led Triple Combination Trial: Inclusion of HPV16-Negative Patients Provided Internal Study Control & Demonstrated Versamune HPV Specificity22  Objective Response Rate (ORR)  Progression Free Survival (PFS)  Versamune® HPV May be Effective HPV16-targeted Immunotherapy  80  70  60  50  40  30  20  10  0  HPV16-Positive  HPV16-Negative  % of Patients  75%  17%  20  18  16  14  12  10  8  6  4  2  0  HPV16-Positive  HPV16-Negative  19.0  Mos  2.3 Mos  Time (Months)  N=8  22  N=8  N=6  N=6

 Upcoming Milestones 2024-2025  22  Q3 2024  Q4 2024  1H 2025  2H 2025  Regulatory Confirmation of VERSATILE-003 Study Design  Initiate VERSATILE-003 Phase 3 Trial in HNSCC  IMMUNOCERV Trial Update in Cervical Cancer  Preliminary data readout: Neoadjuvant Study in Oral Cancer  File IND for Versamune® MUC1 in MUC1+ Cancers  Initiate MUC1 Study  Data readouts: Multiple NCI Phase 2 studies of PDS01ADC    

 25  © 2024 PDS Biotechnology. All Rights Reserved.  Thank You  NASDAQ: PDSB

# References

1. Damgacioglu H, Sonawane K, Chhatwal J, et al. Long-term impact of HPV vaccination and COVID-19 pandemic on oropharyngeal cancer incidence and burden among men in the USA: A modeling Study. *The Lancet Regional Health – Americas*. 2022;8:100143.
2. CDC. HPV and Oropharyngeal Cancer. September 17, 2024. Accessed November 10, 2024. https://www.cdc.gov/cancer/hpv/oropharyngeal-cancer.html.
3. Saraiya M, Unger ER, Thompson TD, et al. US Assessment of HPV Types in Cancers: Implications for Current and 9-Valent HPV Vaccines. *J Natl Cancer Inst*. 2015;107(6):djv086.
4. Isayeva T, Li Y, Mawahu D, Brandwein-Gensler M. Human Papillomavirus in Non-Oropharyngeal Head and Neck Cancers: A Systematic Literature Review. *Head and Neck Pathol*. 2012;6:S104–S120.
5. Mazul AL, Chidambaram S, Zevallos JP, Massa ST. Disparities in head and neck cancer incidence and trends by race/ethnicity and sex. *Head Neck*. 2023;45(1):75-84.
6. Lechner M, Liu J, Masterson L, Fenton TR. HPV-associated oropharyngeal cancer: epidemiology, molecular biology and clinical management. *Nat Rev Clin Oncol*. 2022;19(5),306-327.
7. Triangle Research Group. PDS Proprietary Market Research Report. 2024.
8. Trosman SJ, Koyfman SA, Ward MC et al. Effect of Human Papillomavirus on Patterns of Distant Metastatic Failure in Oropharyngeal Squamous Cell Carcinoma Treated With Chemoradiotherapy. *JAMA Otolaryngol Head Neck Surg*. 2015;141(5):457-462. doi:10.1001/jamaoto.2015.136
9. Burtness B, Harrington KJ, Greil R, et al. Pembrolizumab alone or with chemotherapy versus cetuximab with chemotherapy for recurrent or metastatic squamous cell carcinoma of the head and neck (KEYNOTE-048): a randomized, open-label, phase 3 study. *Lancet*. 2019;394:1915-28. https://doi.org/10.1016/.
10. Harrington, KJ, Burtness B, Greil R, et al. Pembrolizumab With or Without Chemotherapy in Recurrent or Metastatic Head and Neck Squamous Cell Carcinoma: Updated Results of the Phase III KEYNOTE-048 Study. *J Clin Oncol*. 2022;41:790-802. https://doi.org/10.1200/JCO.21.02508.
11. Licitra L, Tahara M, Harrington K, et al. Pembrolizumab With or Without Lenvatinib As First-Line Therapy for Recurrent or Metastatic Head and Neck Squamous Cell Carcinoma (R/M HNSCC): Phase 3 LEAP-10 Study. Poster or Paper presented at: Multidisciplinary Head and Neck Cancers Symposium; February 29-March 2, 2024; Phoenix, AZ

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References (continued)  26  Weiss J, Kaczmar JM, Harrington K, et al. VERSATILE-002: Survival with First-Line Treatment with PDS0101 Therapeutic Vaccine and Pembrolizumab in HPV16-positive Recurrent/Metastatic Head and Neck Squamous Cell Carcinoma (HNSCC). Poster Presented at: ESMO Congress 2024; September 13-17, 2024; Barcelona, Spain.  Burtness B, Rischin D, Greil R, et al. Pembrolizumab Alone or With Chemotherapy for Recurrent/Metastatic Head and Neck Squamous Cell Carcinoma in KEYNOTE-048: Subgroup Analysis by Programmed Death Ligand-1 Combined Positive Score. J Clin Oncol. 2022;40:2321-2332. https://doi.org/10.1200/JCO.21.02198.  PDSB Data on File: Data represents a 17May2024 data cut.  Price KAR, Kaczmar JM, Worden FP, et al. Safety and Efficacy of Immune Checkpoint Inhibitor (ICI) Naïve Cohort from Study of PDS0101 and Pembrolizumab in HPV16-positive Head and Neck Squamous Cell Carcinoma (HNSCC). Poster Presented at: ASCO Annual Meeting; June 2-6, 2023; Chicago, IL.  PDSB Data on File: Data represents a 30November2023 data cut.  Yoshida-Court K, Gjyshi O, Lin L, et al. IMMUNOCERV, an ongoing Phase II trial combining PDS0101, an HPV-specific T cell immunotherapy with chemotherapy and radiation for treatment of locally advanced cervical cancers (NCT04580771). Poster Presented at: SITC; November 8-12, 2022; Boston MA.  Xiao Q, Gjyshi O, Court K, et al. HPV Circulating Cell-Free DNA Kinetics in Cervical Cancer Patients Undergoing Definitive Chemoradiation. Poster Presented at: ASTRO 2023; October 1-4, 2023; San Diego, CA.  Lorusso D, Xiang Y, Hasegawa K, et al. Pembrolizumab Plus Chemoradiotherapy for High Risk Locally Advanced Cervical Cancer: Overall Survival Results from the Randomized, Double Blind, Phase 3 ENGOT cx11/GOG 3047/KEYNOTE A18 Study. Poster Presented at: ESMO Congress 2024; September 13-17, 2024; Barcelona, Spain.  Grippin AJ, Yoshida-Court K, O’Hara M, et al. IMMUNOCERV Phase II Trial Combining the HPV-specific T Cell Immunotherapy PDS0101 with Chemoradiation for Treatment of Locally Advanced Cervical Cancer. Poster Presented at: ASTRO 2024; September 29-October 2, 2024; Washington, DC.  Gandhapudi SK, Ward M, Bush JPC, Bedu-Addo F, Conn G, Woodward JG. Antigen Priming with Enantiospecific Cationic Lipid Nanoparticles Induces Potent Antitumor CTL Responses through Novel Induction of a Type I IFN Response. J Immunol. 2019;202:3524-3536.  National Cancer Institute (2023). Triple Combination Immunotherapy in Subjects With Advanced HPV Associated Malignancies. [Data set]